Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Full House Resorts, Inc. for the quarter ended March 31, 2014 as filed with the Securities and Exchange Commission (the “Report”) I, Deborah Pierce, Chief Financial Officer of Full House Resorts, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Full House Resorts, Inc.

Dated: May 13, 2014	By:	/s/ DEBORAH J. PIERCE
Deborah J. Pierce
Chief Financial Officer